UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2016

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 LTIP Award Agreements

On March 4, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Cloud Peak Energy Inc. (“Cloud Peak Energy”) approved various forms of equity award agreements (“Award Agreements”) pursuant to Cloud Peak Energy’s 2009 Long Term Incentive Plan, as amended and/or restated from time to time (“LTIP”) and in connection with the 2016 annual LTIP grants to employees.  There are two 2016 Award Agreements, for the following types of grants: (1) performance share units and (2) restricted stock units.  The Award Agreements are substantively similar to the respective Award Agreements previously disclosed for Cloud Peak Energy’s 2015 LTIP awards.  The performance share unit agreement was modified to (a) provide for rank order instead of percentile ranking to determine the percentage of performance share units earned under the award after the three-year performance period and (b) reflect updates to the performance peer group approved by the Committee.  Each Award Agreement was also modified to clarify, among other things, that if such award is subject to legal, regulatory or stock exchange restrictions (including stockholder approval requirements) and such restrictions are not satisfied, the Committee retains the discretion to settle vested awards in cash, cancel all or part of the award, provide alternative compensation to the award recipients, any combination of the foregoing or elect other appropriate responses in the judgment of the Committee.

The 2016 Award Agreements are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated by reference in this Item 5.02.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the LTIP and the 2016 Award Agreements, as appropriate.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith.

10.1	Form of 2016 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Long Term Incentive Plan

10.2	Form of 2016 Restricted Stock Unit Agreement under the 2009 Cloud Peak Energy Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 7, 2016	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2016 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Long Term Incentive Plan

10.2	Form of 2016 Restricted Stock Unit Agreement under the 2009 Cloud Peak Energy Long Term Incentive Plan